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                            BACKUP SERVICER AGREEMENT


THIS AGREEMENT is made the       day of                                   2003


BETWEEN PERPETUAL TRUSTEES VICTORIA LTD ACN 004 027 258 of Level 14, 50 Queen Street, Melbourne ('PERPETUAL')

AND INTERSTAR SECURITIES (AUSTRALIA) PTY LTD ACN 054 485 380 of Level 31, 367 Collins Street, Melbourne ('ISS')

AND KPMG CORPORATE FINANCE (AUST) PTY LTD ACN 007 363 215 of Level 4, 161 Collins Street, Melbourne ('KPMG')

AND INTERSTAR SECURITIES (AUSTRALIA) PTY LTD ACN 087 271 109 of Level 31, 367 Collins Street, Melbourne ('INTERSTAR')


RECITALS

A.         Perpetual is the trustee under each Trust Deed.

B.         ISS was previously 'the Manager' under each Trust Deed.

C.         Perpetual, ISS and KPMG entered into the Previous Backup Servicer
           Agreement.

D. ISS has retired as 'the Manager' under each Trust Deed and Perpetual has appointed Interstar as 'the Manager' under each Trust Deed.

E. Consequent upon the retirement and appointment as referred to in Recital D, it is necessary for Perpetual, Interstar and KPMG to enter into this new Backup Servicer Agreement.


OPERATIVE PART

1.         DEFINITIONS AND INTERPRETATION

1.1 The following definitions apply unless there is something in the subject or context inconsistent therewith:

           'APPROVED CREDIT RATING AGENCY' means each credit rating agency which is declared to be an 'Approved Credit Rating Agency' for the purposes of any Trust Deed.

           'ASSOCIATE' of a person means any other person who is associated with the first within the meaning on Part 1.2 Division 2 of the Corporations Law.

           'BACKUP SERVICER FEE' means the fee payable to KPMG during the Period of Appointment in relation to a Trust and being the greater of the following amounts:

           (a) the Manager's Fee payable in relation to that Trust during the Period of Appointment; or

           (b) such other fee as agreed upon between KPMG and Perpetual from time to time.

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                                       2

           'BACKUP SERVICER STANDBY FEE' means such fee as agreed upon from time to time between KPMG and the Manager and notified by the Manager to Perpetual.

           'DATE OF APPOINTMENT' means the date upon which Perpetual appoints KPMG as Manager in respect of a Trust.

           'DISTRIBUTION DATE' means, in relation to a Trust, any 'Distribution Date' as defined in the Trust Deed establishing that Trust.

           'FUTURE TRUST' means any future trust or arrangement which:

           (a) establishes a mortgage backed securities program in respect of which Perpetual is the trustee or custodian and Interstar is the Manager; and

           (b) Perpetual and Interstar declare in writing to be a 'Future Trust' for the purposes of this agreement.

           'INTERSTAR CUSTODIAL ARRANGEMENT' means the custodial arrangement as established under the Interstar Custodial Deed.

           'INTERSTAR CUSTODIAL DEED' means the Deed dated 5 July 1993 made between Perpetual and ISS.

           'INTERSTAR RD25 MASTER TRUST' means the Trust as established under the Interstar RD25 Master Trust Deed.

           'INTERSTAR RD25 MASTER TRUST DEED' means the Deed dated 19 June 1997 made between Perpetual and ISS.

           'INVESTMENT MANAGEMENT AGREEMENT' means any agreement (other than a Trust Deed) entered into between Perpetual and Interstar which incorporates additional obligations of Perpetual and Interstar in relation to a Trust.

           'IRIS CUSTODIAL DEED' means the Deed dated 2 July 1993 made between Perpetual and ISS.

           'IRIS DD12 CUSTODIAL ARRANGEMENT' means the custodial arrangement as established under the Iris Custodial Deed.

           'IRIS DD14 CUSTODIAL ARRANGEMENT' means the custodial arrangement as established under the Interstar DD14 Custodial Deed.

           'IRIS DD14 CUSTODIAL DEED' means the Deed dated 11 July 1994 made between Perpetual and ISS.

           'MANAGER' means 'the Manager' for the time being under a Trust Deed.

           'MANAGER'S FEE' means, in relation to a Trust, the 'Manager's Fee' which is payable from time to time under the Trust Deed establishing that Trust.

           'PERIOD OF APPOINTMENT' means, in respect of a Trust, the period commencing on and including the Date of Appointment in respect of that Trust and expiring on and including the date upon which KPMG is removed as the Manager.

           'PERSON' includes a company, a body corporate, firm or body of persons.

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                                       3

           'PREVIOUS BACKUP SERVICER AGREEMENT' means the Agreement dated 24 February 1998 between Perpetual, ISS and KPMG in respect of which KPMG agreed to provide certain backup servicing facilities.

           'TRUST' means any of the following:

           (a)    the Iris DD12 Custodial Arrangement;

           (b)    the Iris DD14 Custodial Arrangement;

           (c)    the Interstar Custodial Arrangement;

           (d)    the Interstar RD25 Master Trust; or

           (e)    a Future Trust.

           'TRUST DEED' means any of the following:

           (a)    the Iris Custodial Deed;

           (b)    the Iris DD14 Custodial Deed;

           (c)    the Interstar Custodial Deed;

           (d)    the Interstar RD25 Master Trust Deed; or

           (e)    the deed or agreement establishing a Future Trust.

           'VOLUNTARY RETIREMENT CLAUSE' means the following clauses:

           (a) in the case of the Iris DD12 Custodial Arrangement - clause 19(1)(a)(vi) of the Iris Custodial Deed;

           (b) in the case of the Iris DD14 Custodial Arrangement - clause 19(1)(a)(vi) of the Iris DD14 Custodial Deed;

           (c) in the case of the Interstar Custodial Arrangement - clause 19(1)(a)(vi) of the Interstar Custodial Deed;

           (d) in the case of the Interstar RD25 Master Trust - clause 24(1)(c) of the Interstar RD25 Master Trust Deed; and

           (e) in the case of a Future Trust - the relevant clause or clauses (if any) in the deed or agreement establishing a Future Trust which permits Interstar as 'the Manager' to voluntarily retire as 'the Manager' of that Future Trust.

           (Extracts of the clauses referred to in paragraphs (a), (b), (c) and (d) above are attached to this agreement).

1.2 Words importing the singular number include the plural and vice versa.

1.3 The masculine gender includes the feminine and neuter genders and the neuter gender includes masculine and feminine genders.

1.4 The headings of this agreement shall not affect the construction thereof.

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                                       4

2.         KPMG AGREES TO ACT AS MANAGER

           KPMG agrees with Perpetual and Interstar that in the event of:

           (a)    Interstar being removed as the Manager of a Trust; and

           (b)    Perpetual appointing KPMG as the new Manager of that Trust,

           KPMG will act as the Manager of that Trust for the period from the Date of Appointment until the date upon which KPMG is removed as the Manager in accordance with the provisions of the Trust Deed establishing that Trust.

3.         KPMG WILL OBSERVE PROVISIONS OF TRUST DEED

3.1 Upon the appointment of KPMG as Manager of a Trust, KPMG shall be bound by and observe and administer the rights, obligations and discretions conferred on the Manager under the Trust Deed for that Trust and any Investment Management Agreement relating to that Trust as if KPMG was named in that Trust Deed and Investment Management Agreement as the original Manager and was a party to that Trust Deed and Investment Management Agreement in lieu of Interstar.

3.2 In the case of the appointment of KPMG as Manager of the Interstar RD25 Master Trust, KPMG shall execute any Deed as required under clause 24(7) of the Interstar RD25 Master Trust Deed (an extract of clause 24(7) being attached to this agreement).

4.         INTERSTAR AND PERPETUAL TO PROVIDE ACCOUNTS ETC TO KPMG

           Upon the appointment of KPMG as Manager of a Trust:

           (a) Interstar shall immediately provide to KPMG all accounts, books, documents, records or other property whatsoever relating to that Trust which are in Interstar's possession or control and KPMG shall be authorised to enter upon the premises of Interstar for the purpose of inspecting or collecting such accounts, books, documents or records and other property; and

            (b) Perpetual shall promptly arrange for the preparation of and provide to KPMG such accounts or information in relation to that Trust as reasonably required by KPMG which are in possession or control of Perpetual to enable KPMG to fulfil its duties, obligations and discretions as Manager of that Trust. Perpetual shall be entitled to engage any Person including:

                  (i)        any Associate of KPMG; or

                  (ii)       the accounting firm known as 'KPMG',

                  to prepare such accounts or information.

5. APPOINTMENT OF ANOTHER MANAGER IN PLACE OF KPMG AND REMOVAL OF THE ACCOUNTING FIRM 'KPMG' AS AUDITOR

5.1 After the Date of Appointment in respect of a Trust, Perpetual shall use its best endeavours to promptly appoint another suitable Person as Manager of that Trust in place of KPMG.

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                                       5

5.2        In the event that:

           (a) Perpetual proposes appointing KPMG as Manager in respect of a Trust; and

           (b) the accounting firm known as 'KPMG' is the auditor of that Trust,

           then, on or before the Date of Appointment in respect of that Trust, Perpetual shall:

           (c)    remove the accounting firm 'KPMG' as auditor of that Trust;
                  and

           (d) appoint a new auditor in accordance with the provisions of that Trust Deed relating to that Trust.

5.3        In the event that:

           (a)     KPMG has been appointed as Manager of a Trust; and

           (b) Perpetual gives written notice to KPMG that Perpetual proposes appointing another Person as Manager of that Trust,

           then, pursuant to the Voluntary Retirement Clause for that Trust, KPMG shall give to Perpetual 28 days' notice in writing (or such other period of notice as Perpetual may agree) of the desire of KPMG to retire as Manager.

5.4 Upon receipt of the notice from KPMG as referred to in clause 5.3, Perpetual shall remove KPMG as Manager of that Trust with effect from the date being 28 days after receipt of that notice.

6.         REMOVAL OF KPMG AS MANAGER

6.1        The Trustee may remove KPMG as Manager of a Trust:

           (a) as contemplated under clauses 5.3 and 5.4 of this agreement; or

           (b) otherwise in accordance with those provisions of the Trust Deed or that Trust which entitle Perpetual to remove a Manager.

6.2 KPMG shall not be entitled to give notice in writing to Perpetual under a Voluntary Retirement Clause except as provided in clause 5.3.

7.         INFORMATION ETC TO BE PROVIDED TO KPMG PRIOR TO DATE OF APPOINTMENT

           Prior to the Date of Appointment in respect of a Trust, Interstar shall:

           (a) promptly provide to KPMG all information (including copies of all books, records and accounts) in relation to that Trust as reasonably required by KPMG from time to time to assist KPMG in becoming or remaining familiar with the systems, procedures and management of that Trust;

           (b) upon reasonable notice, make all senior management staff of Interstar available for interview by KPMG on matters associated with systems, procedures and management of that Trust; and


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                                       6


           (c) include KPMG or an officer of KPMG as an authorised signatory to obtain access to any safety deposit facility of Interstar in which backup computer data files in relation to that Trust are stored.

8.         BACKUP SERVICER STANDBY FEE

8.1 In consideration of KPMG agreeing to make itself available to act as Manager of each Trust, Interstar shall, during the period prior to the Date of Appointment in relation to a Trust, pay to KPMG the Backup Servicer Standby Fee applicable for that Trust.

8.2 The Backup Servicer Standby Fee shall be due and payable by Interstar to KPMG on 31 December in each year or at such other times as agreed upon from time to time between Interstar and KPMG.

8.3 In the event of Interstar failing to pay to KPMG a Backup Servicer Standby Fee for a Trust on the due date for payment then, subject to KPMG giving written notice to Perpetual:

           (a) that the Backup Servicer Standby Fee has not been paid on the due date; and

           (b)       of the amount of the outstanding Backup Servicer Standby
                     Fee,

           Perpetual shall deduct such outstanding amount from the next Manager's Fee otherwise payable to Interstar in respect of that Trust and pay that outstanding amount to KPMG.

8.4 In the event of KPMG having been appointed as Manager to only one or two (but not all) of the Trusts then KPMG shall still be entitled to receive a Backup Servicer Standby Fee in relation to the Trust or Trusts in respect of which KPMG has not yet been appointed as a Manager.

9.         BACKUP SERVICER FEE

           In consideration of KPMG acting as Manager of a Trust during the Period of Appointment in respect of that Trust, Perpetual shall, on each Distribution Date for that Trust, pay the amount of the Backup Servicer Fee then payable to KPMG in respect of that Trust by way of deducting that amount from the Manager's Fee payable on that Distribution Date.

10.        TERMINATION OF THIS AGREEMENT

           This agreement may be terminated at any time prior to the Date of Appointment for any Trust by Perpetual and Interstar giving written notice to that effect to KPMG provided that:

           (a) Interstar shall pay any outstanding Backup Servicer Standby Fee to KPMG for the period until the date of termination; and

           (b) on the date of termination, KPMG shall return to Perpetual and Interstar all books, records, accounts and other information of whatever nature held by KPMG in relation to the Trust.


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                                       7

11.        POWER OF ATTORNEY

11.1 For the purposes of enabling KPMG more readily to exercise its rights and powers under this agreement, Interstar hereby appoints KPMG and each Director and Secretary of KPMG severally as and to be the true and lawful attorney of Interstar and on Interstar's behalf and in Interstar's name or otherwise to:

           (a)       execute all such documents; and

           (b)       do all such acts and things,

           as Interstar may be bound hereunder to so execute or do or as may be expedient or required by KPMG for the full exercise of all or any of the rights or remedies of KPMG under this agreement or for achieving the objective set out in this agreement or for carrying into effect, completing or facilitating anything done or proposed to be done by the said attorney hereunder.

11.2 Interstar hereby ratifies and confirms and agrees to ratify and confirm whatsoever the said attorney may so execute or do.

11.3 Until this agreement is terminated, the powers conferred by this clause shall be irrevocable.

12.        NOTICES

12.1 All notices or other communications required to be given or served upon any party hereunder ('Recipient') shall, subject as hereinafter provided, be in writing and delivered, transmitted by facsimile or sent by registered or certified mail to the following addresses:

           (a)        if to Perpetual to it at:

                      Attention:     Manager, Securitisation Services
                                     Perpetual Trustees Victoria Ltd

                      Address:       Level 14, 50 Queen Street, Melbourne 3000

                      Facsimile:     (03) 9616 0486

           (b)        if to Interstar to it at:

                      Attention:     The Managing Director
                                     Interstar Securities (Australia) Pty Ltd

                      Address:       Level 31, 367 Collins Street,
                                     Melbourne 3000

                      Facsimile:     (03) 9621 2368



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                                       8

           (c)        if to KPMG to it at:

                      Attention:     KPMG Corporate Finance (Aust) Pty Ltd

                      Address:       Level 4, 161 Collins Street, Melbourne 3000

                      Facsimile:     (03) 9288 5122

           or at such other address or facsimile number or marked for the attention of such other person as may from time to time be notified in writing by one party to the other.

12.2 Notices given by facsimile shall be deemed to have been served if the transmission report states that it was sent in full and without error to the facsimile number of the recipient. Any notice forwarded by mail shall only be deemed to have been validly given upon the actual receipt of that notice by the Recipient.

13.        CONFIDENTIALITY

           KPMG agrees for itself, its servants and agents (including its legal representatives) that the terms and substance of this agreement and all matters associated with and relating to this agreement and the Trust shall be confidential and not be disclosed to any other Person under any circumstances whatsoever without the written consent of Interstar first had and obtained save for such disclosure:

           (a)       as may be required by law;

           (b) to the legal representatives of KPMG retained for the purpose of settling the terms of this agreement;
                     and

           (c)       to the Australian Taxation Office.

14.        SEVERABILITY

           If any provision or provisions of this agreement are held to be invalid, illegal or unenforceable for any reason whatsoever including, without limitation, any breach or infringement of the Trade Practices Act 1974 as amended, then such provision, provisions or part thereof as is invalid, illegal or unenforceable shall be severed but the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby and this agreement shall be construed without reference to such severed parts or provisions.

15.        AMENDMENT TO THIS AGREEMENT

           Perpetual, Interstar and KPMG may, by an agreement in writing supplemental hereto and with the written consent of each Approved Credit Rating Agency, amend, vary or add to this agreement.

16.        TIME

           Time shall be of the essence of this agreement.


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                                       9


17.        APPROPRIATE LAW

           This agreement shall be construed in accordance with and governed by the law of the State of Victoria and the parties hereto submit to the jurisdiction of the Victorian Courts including all courts of appeal therefrom.

18.        MISCELLANEOUS

18.1 Each party hereby undertakes to sign and execute and do and perform all such other documents, instruments, writings, acts, matters and things as may be necessary or desirable to give effect to this agreement.

18.2 No waiver by any party of any default or strict or literal performance of or compliance with any provision or requirement herein contained shall be deemed to be a waiver of strict and literal performance of and compliance with any other provisions, term, condition or requirement herein contained nor to be a waiver of or in any manner a release of any party from strict compliance with any provision, term or requirement in the future. Nor shall any delay or omission of any party to exercise any right hereunder in any matter impair the exercise of any right accruing to it thereafter.

18.3 Nothing herein contained shall be deemed or construed by the parties hereto or by any other persons creating the relationship of partnership or of principal and agent.

18.4 None of the terms and conditions or any act, matter or thing done under or by virtue of or in connection with this agreement shall operate as a merger of any of the rights and remedies of the parties in or under this agreement but such rights and remedies shall, at all times, continue in full force an effect.

19.        PERPETUAL'S LIMITATION OF LIABILITY

           (a) Perpetual enters into this agreement only in its capacity as trustee of each Trust and in no other capacity. A liability arising under or in connection with this agreement can be enforced against Perpetual only to the extent to which it can be satisfied out of property of the relevant Trust out of which Perpetual is actually indemnified for the liability. This limitation of Perpetual's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of Perpetual in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.

            (b) The parties, other than Perpetual, may not sue Perpetual in any capacity other than as trustee of the relevant Trust, including seek the appointment of a receiver (except in relation to property of the Trust) a liquidator, an administrator or any similar person to Perpetual or prove in any liquidation, administration or arrangement of or affecting Perpetual (except in relation to property of the Trust).

            (c) The provisions of this clause 19 shall not apply to any obligation or liability of Perpetual to the extent that it is not satisfied because, under the trust deeds establishing the Trusts or by operation of law, there is a reduction in the extent of Perpetual's indemnification out of the assets of the Trusts as a result of Perpetual's fraud, negligence or breach of trust. For these purposes, it is agreed that Perpetual cannot be regarded as being fraudulent, negligent or in breach of



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                                       10


                     trust to the extent to which any failure by Perpetual to satisfy its obligations under this agreement has been caused or contributed to by a failure by the Manger or any other person to fulfil its obligations in relation to the Trusts or any other act or omission of that Manager or any other person.

20.        TERMINATION OF PREVIOUS BACKUP SERVICER AGREEMENT

           In accordance with clause 10 of the Previous Backup Servicer Agreement, Perpetual and ISS hereby give notice to KPMG that the Previous Backup Servicer Agreement is terminated with effect from the date hereof provided that:

           (a) ISS shall pay any outstanding 'Backup Servicer Standby Fee' as defined in the Previous Backup Servicer Agreement to KPMG for the period until the date of termination; and

           (b) notwithstanding the provisions of clause 10(b) of the Previous Backup Servicer Agreement, KPMG shall be entitled to retain all books, records, accounts and other information of whatever nature held by KPMG in relation to the Trusts so as to enable KPMG to fulfil its duties and obligations under the new Backup Servicer Agreement constituted herein.



SIGNED as an agreement.




Signed in my presence of and on behalf of PERPETUAL        )
TRUSTEES VICTORIA LTD by its Attorneys                     )
                                                           )
                                                           )
and                                                        )
                                                           )
                                                           )
who are personally known to me and each of whom declares   )
that he/she has been duly appointed by the Board of        )
Directors of that company as an Attorney of the company    )
for the purposes of the Power of Attorney dated            )
                                                           )
                                                           )
and he/she has no notice of revocation of his/her powers   )
thereunder                                                 )
                                                           )



------------------------------------          ---------------------------------
Signature of Witness                          Signature of Attorney




------------------------------------          ---------------------------------
Full name of Witness                          Signature of Attorney

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                                       11

THE COMMON SEAL of KPMG CORPORATE FINANCE (AUST) PTY   )
LTD is duly affixed and witnessed by                   )
                                                       )
                                                       )




-------------------------------    ---------------------------------
Signature of director              Signature of director/company secretary
                                   (Please delete as applicable)



-------------------------------    ---------------------------------
Name of director (print)           Name of director/company secretary (print)





-------------------------------    ---------------------------------
Address of director (print)        Address of director/company secretary (print)





THE COMMON SEAL of INTERSTAR SECURITIES PTY LTD is     )
duly affixed and witnessed by                          )
                                                       )
                                                       )




-------------------------------    ---------------------------------
Signature of director              Signature of director/company secretary
                                   (Please delete as applicable)



-------------------------------    ---------------------------------
Name of director (print)           Name of director/company secretary (print)





-------------------------------    ---------------------------------
Address of director (print)        Address of director/company secretary (print)



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                                       12


THE COMMON SEAL of INTERSTAR SECURITIES (AUSTRALIA)    )
PTY LTD is duly affixed and witnessed by               )
                                                       )
                                                       )






-------------------------------    ---------------------------------
Signature of director              Signature of director/company secretary
                                   (Please delete as applicable)



-------------------------------    ---------------------------------
Name of director (print)           Name of director/company secretary (print)





-------------------------------    ---------------------------------
Address of director (print)        Address of director/company secretary (print)







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                                       13


           EXTRACT OF CLAUSE 19(1)(A) OF THE IRIS DD12 CUSTODIAL DEED



RETIREMENT OR REMOVAL OF MANAGER

19.        (1)       (a)        If the Manager:

                                (i) goes into liquidation or provisional liquidation otherwise than for the purpose of amalgamation or reconstruction;

                                (ii)      ceases to carry on business;

                                (iii) has a receiver appointed to the whole or part of its assets and undertaking;

                                (iv) makes an assignment for the benefit of or enters into a composition with its creditors or stops payment or is unable to pay its debts;

                                (v)       fails or neglects to carry out its
                                          duties hereunder;

                                (vi) gives to the Custodian six (6) months notice in writing (or such shorter notice as the Custodian may agree) that it wishes to retire from the management hereof,

                                then, and in any such event, the Custodian shall discharge the Manager from its position as Manager hereof and appoint any new company to be the Manager hereof in its place (whereupon the company so appointed shall be entitled to exercise the powers and, with effect from the date of such discharge, be bound to carry out the duties conferred or imposed upon the Manager by these presents).





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                                       14

           EXTRACT OF CLAUSE 19(1)(A) OF THE IRIS DD14 CUSTODIAL DEED



RETIREMENT OR REMOVAL OF MANAGER

19.        (1)       (a)        If the Manager:

                                (i) goes into liquidation or provisional liquidation otherwise than for the purpose of amalgamation or reconstruction;

                                (ii)      ceases to carry on business;

                                (iii) has a receiver appointed to the whole or part of its assets and undertaking;

                                (iv) makes an assignment for the benefit of or enters into a composition with its creditors or stops payment or is unable to pay its debts;

                                (v)       fails or neglects to carry out its
                                          duties hereunder;

                                (vi) gives to the Custodian six (6) months notice in writing (or such shorter notice as the Custodian may agree) that it wishes to retire from the management hereof,

                                then, and in any such event, the Custodian shall discharge the Manager from its position as Manager hereof and appoint any new company to be the Manager hereof in its place (whereupon the company so appointed shall be entitled to exercise the powers and, with effect from the date of such discharge, be bound to carry out the duties conferred or imposed upon the Manager by these presents).





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                                       15

           EXTRACT OF CLAUSE 19(1)(A) OF THE INTERSTAR CUSTODIAL DEED



RETIREMENT OR REMOVAL OF MANAGER

19.        (1)       (a)        If the Manager:

                                (i) goes into liquidation or provisional liquidation otherwise than for the purpose of amalgamation or reconstruction;

                                (ii)      ceases to carry on business;

                                (iii) has a receiver appointed to the whole or part of its assets and undertaking;

                                (iv) make an assignment for the benefit of or enters into a composition with its creditors or stops payment or is unable to pay its debts;

                                (v)       fails or neglects to carry out its
                                          duties hereunder;

                                (vi) gives to the Custodian six (6) months notice in writing (or such shorter notice as the Custodian may agree) that it wishes to retire from the management hereof,

                                then, and in any such event, the Custodian shall discharge the Manager from its position as Manager hereof and appoint any new company to be the Manager hereof in its place (whereupon the company so appointed shall be entitled to exercise the powers and, with effect from the date of such discharge, be bound to carry out the duties conferred or imposed upon the Manager by these presents).

         EXTRACT OF CLAUSE 24(1) OF THE INTERSTAR RD25 MASTER TRUST DEED



RETIREMENT OR REMOVAL OF MANAGER AND APPOINTMENT OF NEW MANAGER

24.        (1)       In the event that:

                     (a)        an Insolvency Event occurs in relation
                                to the Manager;

                     (b)        the Manager ceases to carry on business;

                     (c) the Manager gives to the Trustee six (6) months notice in writing (or such shorter notice as the Trustee may agree) that it wishes to retire from the management hereof,

                     then, and in any such event, the Trustee shall remove the Manager from its position as Manager hereof.

         EXTRACT OF CLAUSE 24(7) OF THE INTERSTAR RD25 MASTER TRUST DEED



RETIREMENT OR REMOVAL OF MANAGER AND APPOINTMENT OF NEW MANAGER

24.        (7)       The New Manager shall execute:

                     (a) a Deed in any form as the Trustee may reasonably require in which the New Manager undertakes to the Trustee and the Certificate Holders, jointly and severally, all of the obligations of the Manager under this deed; and

                     (b) a new Investment Management Agreement on substantially the same terms as the Investment Management Agreement with the outgoing Manager.

                          PERPETUAL TRUSTEES VICTORIA LTD
                                   ('PERPETUAL')

                      INTERSTAR SECURITIES (AUSTRALIA) PTY LTD
                                      ('ISS')

                       KPMG CORPORATE FINANCE (AUST) PTY LTD
                                      ('KPMG')

                      INTERSTAR SECURITIES (AUSTRALIA) PTY LTD
                                   ('INTERSTAR')



                             BACKUP SERVICER AGREEMENT









                                 MINTER ELLISON
                                     Lawyers
                                  Rialto Towers
                               525 Collins Street
                               MELBOURNE VIC 3000

                                DX 204 Melbourne
                            Telephone (03) 8608 2000
                            Facsimile (03) 8608 1000

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